SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                    TTR INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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1) Title of each class of securities to which transaction applies:



--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:



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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:



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5) Total fee paid:

     [X]  Fee paid previously with preliminary materials:



--------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                    TTR INC.
                                  1841 Broadway
                            New York, New York 10023

                    Notice of Annual Meeting of Stockholders

                            ------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of TTR INC. (the "Company") will be held in New York City, New York, at 10 A.M., on December 21, 1998, at the offices of the Company's counsel, Baer Marks & Upham, LLP, at 805 Third Avenue, New York, New York 10022, 20th Floor Conference Room A, for the following purposes:

     (i) for the election of directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly chosen and qualified,

     (ii) to change the Company's name to "TTR Technologies, Inc.",

     (iii) to amend the Certificate of Incorporation of the Company to authorize the issuance of Preferred Stock as provided in Exhibit A to the Proxy Statement,

     (iv) to repeal the By-Laws of the Company and to adopt, in lieu thereof, new By-Laws in the form attached to the Proxy Statement as Exhibit B,

     (v) to increase the total number of shares reserved for issuance upon exercise of stock options granted under the 1996 Stock Option Plan to 750,000 shares and to otherwise amend the 1996 Stock Option Plan as provided in Exhibit C attached to the Proxy Statement,

     (vi) to approve the adoption by the Board of Directors of the 1998 Non-Executive Directors' Stock Option Plan in the form attached to the Proxy Statement as Exhibit D;

     (vii) to ratify the selection of BDO Almagor & Co, as independent public accountants of the Company for the year ending December 31, 1998, and

     (viii) to transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on November 12, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     If you do not expect to be personally present at the meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the enclosed postage paid envelope provided.

                                        By Order of the Board of Directors

                                        M.D. Tokayer
                                        Chairman of the Board

November 23, 1998

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                    TTR INC.
                                  1841 Broadway
                            New York, New York, 10023

                            ------------------------

                                 PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                         to be held on December 21, 1998

                            ------------------------

                                  Introduction

     This Proxy Statement is sent to shareholders of TTR Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at offices of the Company's counsel, Baer Marks & Upham, LLP, at 805 Third Avenue, New York, New York 10022, 20th Floor Conference Room A, on Thursday, December 21, 1998 at 10:00 a.m., and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse such persons for the costs related to such services. The Company will pay the cost of the solicitation of proxies. This Proxy Statement is being mailed to shareholders on or about November 23, 1998.

                                 Annual Report

     Enclosed is the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, including audited Financial Statements. Such Annual
Report on Form 10-KSB does not form any part of the material for the solicitation of the proxies.

                              Revocation of Proxy

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company (i) a duly executed copy bearing a later date or (ii) a written instrument revoking the proxy or (iii) personally appearing at the scheduled meeting.

                                  Voting Rights

     All voting rights are vested exclusively in the holders of the Common Stock of the Company. Only stockholders of record at the close of business on November 12, 1998 will be entitled to receive notice of and to vote at the meeting. As of November 12, 1998, the Company had outstanding a total of 4,014,659 shares of Common Stock. Each holder of Stock is entitled to one vote for each share held.

                                 Quorum; Voting

     The holders of a majority of the issued and outstanding Common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, the affirmative vote of a majority of the shares present in person or by proxy and voting on a matter is required for approval.

                    PROPOSAL NO. 1 -- Election of Directors

     The Board of Directors of the Company currently consists of three (3) members. At the Annual Meeting, the named three persons have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified. The election of Directors requires the affirmative vote of a plurality of the shares cast of Common Stock voting together either present or represented at a meeting by proxy at which a quorum is present or represented. Abstention and Broker non-votes are counted for the purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal.

     It is the intention of the persons named in the accompanying proxy to vote FOR the election of the three persons named in the table below as Directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.

     The following table sets forth the name, age and position of each current Director, and Director nominee:

Name                       Age     Position
----                       ---     --------
M.D. Tokayer               41      Chairman of the Board, President, Treasurer
                                   and Director

Arik Shavit                48      Vice-President - International New Business
                                   Development and Director

Baruch Sollish, Ph.D.      51      Vice President - Research and Development,
                                   Chief Technology Officer and Director

     Marc. D. Tokayer has been Chairman of the Board of Directors, President, and Treasurer of the Company since he founded the Company in July, 1994 and served as Chief Executive Officer of the Company until July 6, 1998. He has served as President and Chairman of the Board of Directors of TTR Technologies Ltd., the Company's Israeli subsidiary ("TTR-Israel") since its inception in December 1994. From September 1992 to July 1994, Mr. Tokayer worked as an independent consultant primarily in the areas of business applications. From October 1990 through August 1992, Mr. Tokayer was employed by Yael Ltd., an Israeli company, where he managed the development of the Central Inventory Control System.

     Arik Shavit, has been a Director and Vice President of the Company and a Director and Chief Executive Officer of TTR Technologies Ltd., the Company's wholly owned Israeli subsidiary ("TTR Israel") since September 1996. From August 1994 to September 1996, Mr. Shavit was a Manager of Business Development, Smart Card Services at IBM Israel Ltd. From August 1990 to July 1994, Mr. Shavit founded and managed Silvaco (Israel) Ltd., an Israeli subsidiary of SILVACO International, Inc., a California based software company which develops state-of-the-art computer assisted engineering (CAE) software applications and provided marketing and support services. Mr. Shavit also served as Corporate Vice-President and Director of Silvaco.

     Baruch Sollish, Ph.D, has been a Director of the Company since December 1994 and has served as Vice President - - Research and Development and Secretary of the Company since September 1996. From June 1987 through December 1994, Dr. Sollish founded and managed Peletronics Ltd., an Israel software company, engaged primarily in the field of smart cards and software design for personnel administration, municipal tax authorities and billing procedures at bank clearance centers. Dr. Sollish hold six United States patents in the fields of electro optics, ultrasound and electronics and has published and lectured extensively.

     Following (and subject to) the adoption of the Proposed new By-Laws for the Company, the Board intends to hold its first meeting following the Annual Meeting and elect Steven L. Barsh, the Company's Chief Executive Officer, to the Board. Set forth below is certain information relating to Mr. Barsh. The Board intends to elect to the Board of Directors an additional one (1) to three (3) individuals who are not employed or otherwise affiliated with the Company. At the present time the Company has not identified any such independent directors.

     Steven L. Barsh joined the Company as Chief Executive Officer on July 6, 1998. From April 1996 to January 1998, Mr. Barsh was a Vice President of MCI Systemhouse, where he led a commercial software unit that developed and sold products that enabled organizations to deliver complex software projects more quickly. From 1987 to April 1996, Mr. Barsh served as President of SECA, Inc., a software development and consulting company prior to its acquisition by MCI Systemhouse.

RECOMMENDATATION AND VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                    Stock Ownership of Management and Certain
                               Beneficial Holders

     The following table sets forth certain information, as of September 30, 1998, concerning the ownership of the Common Stock by (a) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company's directors and (c) all current directors, officers and significant employees of the Company as a group. Except as otherwise indicated, the stockholders listed in the table have the sole voting and investment power with respect to the shares indicated.

Name and Address of               Shares of Common Stock     Percent of Class(1)
Beneficial Owner                  Beneficially Owned

Marc D. Tokayer(2)                618,547                    15.4%
c/o TTR Ltd.
2 Hanagar Street
Kfar Saba, Israel

----------
(1) Unless otherwise noted, the Company believes that the persons named in the table have sole voting and investment power with respect to all of the shares of Common Stock beneficially owned by them. A person is deemed to be a beneficial owner of securities that can be acquired by such persons within 60 days from the date hereof upon exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

Steven L. Barsh                   250,000                    6.23%
C/o TTR Inc.
1841 Broadway
New York, NY

Baruch Sollish                    100,000                     2.5%
c/o TTR Ltd.
2 Hanagar Street
Kfar Saba, Israel


Arik Shavit(4)                    120,819                     3.0%
c/o TTR Technologies Ltd.
2 Hanagar Street
Kfar Saba, Israel

All directors and officers as
a group (4 persons)             1,089,366                   27.13%

----------
(2) Includes 324,274 shares held by the Tokayer Family Trust (the "Trust"). The wife of Mr. Tokayer is the trustee for the Trust and the income beneficiaries of the trust are Mr. Tokayer's children. Mr. Tokayer does not have or share any voting power or investment power with respect to the securities held by the Trust, and accordingly, disclaims beneficial ownership of all such securities.

In June 1998, Mr. Tokayer and the Tokayer Family Trust waived their right to 750,000 shares of Common Stock which has been placed in escrow and which has been subject to release upon the Company achieving certain revenue or stock prices levels. Such shares of Common Stock have been returned to treasury and cancelled.

(3) Represents options to purchase 250,000 shares of Common Stock at 15/16 per share issued to Mr. Barsh pursuant to his employment agreement. The options are fully vested. See "Executive Compensation -- Employment Arrangements.

(4) Represents options to purchase Common Stock at $0.01 per share, of which 120,819 vested as of September 1998. Excludes options for 96,654 shares, half of which will vest in September 1999 and September 2000.

                      Directors; Compensation of Directors

     The Board of Directors held 4 meetings during 1997, at which all directors were present. No compensation was paid to any director for his services to the Board of Directors or any committee.

     The Company has no standing audit, nominating or compensation committee of the Board of Directors.

     At its  meeting  following  the  Annual  Meeting,  the  Board of  Directors anticipates establishing an audit committee (the "Audit Committee"). The Audit Committee will be established to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls.

                               Section 16 Filings

     Compliance with Section 16(a) of The Exchange Act. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Common Stock Company and persons who own more than ten percent of the Common Stock , to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

     To the Company's knowledge, based solely on its review of the copies of such forms received by it or written representations from certain reporting persons that no additional forms were required for those persons during 1996, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation earned by the Company's Chairman of the Board of Directors and President, and the other two most highly compensated executive officers of the Company whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 1997 (the "Named Executive Officers"):

Summary Compensation Table:

                                       Annual Compensation                  Long Term Compensation
                                       -------------------                  ----------------------
                                                                                   Awards
                                                                                   ------
                                                                             Restricted Securities
                                                                             ---------------------
Name and Principal                                                           Stock      Underlying
Position                 Year      Salary         Bonus          Other       Awards     Options(#)
--------                 ----      ------         -----          -----       ------     ----------
Marc D. Tokayer          1997      $73,850        $7,647        $26,307(1)     --             --
Chairman and             1996      $66,686       $12,876        $19,278        --             --
President                1995      $74,939          --          $15,729        --             --

Baruch Sollish           1997      $99,931        50,000(2)     $24,875(1)     --             --
Vice-President-          1996      $69,517          --          $14,037        --             --
Research & Development   1995      $50,388          --           $9,920        --             --
Arik Shavit              1997     $102,931          --          $31,085(1)     --          217,473(3)
Vice-President           1996      $33,441          --          $13,457        --             --
                         1995         --            --             --          --             --

----------
(1) Includes contributions to insurance premiums, car allowance and car expenses.

(2) In consideration of Dr. Sollish's waiver of incentive bonus payments due to him under his employment agreement based on the Company's revenues of certain products, Dr. Sollish received in 1997 a one-time bonus payment of $50,000.

(3) Pursuant to the employment agreement, Mr. Shavit was issued warrants to purchase an aggregate of 217,473 shares of Common Stock pursuant to a four-year vesting schedule. The options are exercisable at $0.01 per share.

     For information concerning the compensation of Steven L. Barsh, Chief Executive Officer, See "Employment Agreements."

Options Granted During Year Ended December 31, 1997

Option Grants in 1997

     The  following  table  sets  forth  certain   information   concerning  the
individual option grants during the year ended December 31, 1997, to each of the Named Executive Officers:

Name                      Number of     Percentage of    Exercise     Expiration
                         Securities     Total Options    Price Per       Date
                         Underlying       Granted to       Share
                           Options       Employees in
                         Granted (#)        1997
---------------------    -----------    -------------    ---------    ----------
Arik Shavit..........      217,473          55.3%           $.01       9/8/2006

Aggregated Option and Warrant Exercises in 1997 and Year End Option Values


     The following table provides certain information regarding stock option ownership and exercises by the Named Executive Officers, as well as the number and assumed value of exercisable options held by those persons at December 31, 1997:

Name                    Number of       Value         Number of Un-exercised        Value of Unexercised
                         Shares       Realized    Options at December 31, 1997    In-the-money Options at
                       Acquired on                    Exercised/Unexercised          Dec. 31, 1997(1)
                        Exercise                                                   Exercised/Unexercised
                       -----------    --------    ----------------------------    -----------------------

Arik Shavit........        --            --            --          217,473           $-0/1,261,343.90

See Employment Agreements for a discussion of such options

Employment Arrangements

     TTR Israel entered into an employment agreement with Marc Tokayer, pursuant to which Mr. Tokayer is employed as the President and General Manager for a term of three years commencing in August 1994, which term is automatically renewable unless one of the parties' decides otherwise. Mr. Tokayer currently receives an annual salary of $74,232, subject to adjustment pursuant to the employment agreement. If Mr. Tokayer is terminated without cause, as defined in the agreement, then he shall be entitled to continue to receive his salary and benefits for an additional 12 months subject to certain limitations. Mr. Tokayer's agreement contains standard confidentiality and noncompete provisions that prohibit him from competing with the Company or soliciting its employees for one year following the termination of his employment.

     On July 6, 1998, pursuant to an employment agreement Steven L. Barsh commenced employment with the Company as its Chief Executive Officer. The agreement is for a term of eighteen months and is automatically renewable for additional periods of one year each, unless terminated in accordance with the provisions of the agreement. The Company will pay to Mr. Barsh an annual salary of $210,000 and pursuant to the 1996 Stock Option Plan (the "Plan"), the Company issued to him 250,000 stock options which were to vest equally over a five-year period, and have an exercise price of $2 15/16 per share (the Option Shares"). If the Company terminates Mr. Barsh's employment other than for cause or Mr. Barsh terminates the agreement for good reason, as defined in the employment agreement, then Mr. Barsh will receive a lump sum equal to one year's salary plus benefits for one year. If such termination takes place within the first year of Mr. Barsh's employment agreement, then Mr. Barsh will receive an amount equal to six month's salary plus benefits for one year. Mr. Barsh's agreement contains standard confidentiality and non-compete provisions that prohibit him from competing with the Company or soliciting its employees for one year following the termination of his employment with the Company. Notwithstanding the above, on October 20, 1998, Mr. Barsh and the Company agreed that until such time as the Company shall have raised a minimum of $3,000,000 in equity or debt financing, Mr. Barsh will draw a salary at the reduced annual rate of $70,000 and the unpaid salary is to accrue for Mr. Barsh's benefit on an interest-free basis (the "Accrued Salary"). Upon the raising of said funds, Mr. Barsh is to resume drawing his annual salary of $210,000 and the Company will remit to Mr. Barsh, in one or more installments as will not materially interfere with the orderly operations of the Company, the Accrued Salary. In connection with the salary adjustment, Mr. Barsh returned to the Plan the Option Shares, and the Company issued to Mr. Barsh, on October 20, 1998, options for 250,000 shares of Common Stock, which options were issued outside the Plan and were fully vested upon issuance, with an exercise price of $15/16 per share.

     TTR Israel entered into an employment agreement with Dr. Baruch Sollish, pursuant to which Dr. Sollish is employed as the Vice President -- Research and Development for a term of one year commencing in December 1995 and renewable for additional one year periods. The agreement has been amended to provide for an additional 3 year term terminating in July 2001. Dr. Sollish currently receives an annual salary of $109,560. In March 1997, in consideration of Dr. Sollish's waiver of incentive bonus payments due to him under the agreement based on the Company's revenues from certain products, Dr. Sollish received a one-time bonus payment of $50,000. Dr. Sollish's agreement contains standard confidentiality and non-compete provisions that prohibit him from competing with the Company for a period of one year, or soliciting the Company's employees for a period of six months, following the termination of his employment with the Company.

     TTR Israel entered into an employment agreement with Arik Shavit, pursuant to which Mr. Shavit is employed as the Chief Executive Officer for a term of three years commencing in September 1996. Mr. Shavit currently receives an annual salary of $110,628, subject to adjustment pursuant to the employment agreement Mr. Shavit was issued options to purchase an aggregate of 217,473 shares of Common Stock. The options are exercisable at $.01 per share until September 2006, subject to a four-year vesting schedule, pursuant to which the first 72,491 options vested in September 1997, 48,328 vested in September 1998, and 48,327 will vest in each of September 1999 and September 2000. See "Certain Transactions." Mr. Shavit's agreement contains standard confidentiality and non-compete provisions that prohibit him from competing with the Company or soliciting its employees for one year following the termination of his employment.

                          Transactions with Management

     Mr. Tokayer and the Tokayer Family Trust have waived their rights to 750,000 shares of Common Stock which had been placed in escrow and which has been subject to release upon the Company achieving certain revenue or stock price levels. Such shares have been returned to treasury and cancelled.

For information relating to the compensation paid to Messrs. Shavit and Barsh, see "Employment Agreements".

                         PROPOSAL NO. 2 -- Name Change

     At the Annual Meeting, stockholders will be asked to approve an amendment to the Company's Certificate of Incorporation changing the Company's name to "TTR Technologies, Inc."

     The Board of Directors is of the view that the Company's current corporate name does not reflect the current business operations of the Company. The Company designs, develops, markets and distributes unique and proprietary software anti-piracy products and the Company's proposed new corporate name reflects the Company's involvement in the technology industry.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE NAME CHANGE.

           PROPOSAL NO. 3 -- Amend the Certificate of Incorporation to authorize the Issuance of Preferred Stock

     At the Annual Meeting, the stockholders will be asked to approve an amendment to the Company's Certificate of Incorporation in the form attached hereto as Exhibit A to authorize the issuance, from time to time and in one or more series, of Preferred Stock, as determined from time to time by the Board of Directors, and stated in resolution or resolutions adopted by the Board of Directors pursuant to authority vested in it. Shares in such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors.

     The Board of Directors believes that the proposed amendment to the Certificate of Incorporation will afford the Company greater flexibility in the future in raising necessary capital to meet the Company's financing needs.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                       PROPOSAL NO. 4 -- Adopt New By-Laws

     At the Annual Meeting, the stockholders will be asked to approve the repeal of the Company's By-Laws and the adoption of the new By-Laws in the form attached hereto as Exhibit B.

     The Board of Directors believes that the Company's proposed By-Laws are more suitable for a public corporation and further afford the Board greater flexibility in addressing the Company's changing needs. Principally, the proposed By-Laws, if approved by the stockholders, would enable a majority of the directors then in office to take the following actions, without prior stockholder approval:

     (i) fix, on a periodic basis as it deems appropriate, the number of directors serving on the board;

     (ii) fill vacancies on the Board of Directors by the vote of a majority of the directors in office; and

     (iii) amend the By-Laws.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE REPEAL OF THE EXISTING BY-LAWS AND THE ADOPTION OF THE NEW BY-LAWS ATTACHED AS EXHIBIT B.

                  PROPOSAL NO. 5 -- Amend the Stock Option Plan

     At the Annual Meeting, the stockholders will be asked to approve an amendment to the Company's Stock Option Plan (the "Option Plan") to increase by THREE HUNDRED

THOUSAND (300,000) the number of shares of Common Stock reserved for issuance under the Option Plan to SEVEN HUNDRED AND FIFTY THOUSAND (750,000) shares. Additionally, the stockholders will be asked to approve an amendment to the Option Plan deleting Paragraph 7 in its entirety and substituting therefor the text of new Paragraph 7, as provided in Exhibit C attached hereto.

     The amendments and the Option Plan are summarized below. A copy of the Option Plan is available upon written request to the Company at 1841 Broadway, New York, New York, 10022 Attention: Secretary.

Description of the Amendment

     The amendment increases by THREE HUNDRED THOUSAND (300,000) the number of shares of Common Stock reserved for issuance under the Option Plan to an aggregate of SEVEN HUNDRED AND FIFTY THOUSAND (750,000) shares. The amendment deleting the existing Paragraph 7 of the Option Plan and substituting therefor the new Paragraph 7 attached in Exhibit C hereto is intended to provide the Board with the flexibility in respect of accelerating the vesting of options or extending the exercisability thereof, all in the discretion of the Board.

If approved by stockholders, the amendment will be effective immediately.

Reason For the Amendment

     The Board of Directors believes that stock options are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation in the Company. The Board of Directors further believes that stock option grants have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the Option Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of stock options to attract new employees, as well as retain current employees.

     As of July 21, 1998, the Company had outstanding options to purchase 426,100 shares of the Company's Common Stock under the Plan. Based on the number of shares remaining under the Option Plan, and the shares anticipated to be needed for the granting of options to attract and retain key employees, sufficient shares are not expected to be available for the grant of stock options without increasing the number of shares available under the Option Plan.

Description of the Option Plan

     The Company established its Incentive and Non-Qualified Stock Option Plan (the "1996 Option Plan"). The 1996 Option Plan provides for the grant to qualified employees (including officers and directors) of the Company of options to purchase shares of Common Stock. A total of 450,000 shares of Common Stock have been reserved for issuance upon exercise of stock options granted under the 1996 Option Plan.

     The 1996 Option Plan is administered by a Stock Option Committee (the "Committee"). The Committee consists of the Chairman of the Company; however, the Board intends to expand the Committee to include three outside Directors (upon the election of the new Board of Directors at the Company's Annual Meeting). The Committee has complete discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the 1996 Option Plan. Options granted under the 1996 Option Plan may be non-qualified stock options or 'incentive stock options' as defined in Section 422 of the Internal Revenue Code ('Incentive Options') but in any case the exercise price of options granted may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is an Incentive Option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than 10 years after the grant (five years if the grant is an Incentive Option to any employee who owns more than 10% of the outstanding Common Stock). Options granted under the 1996 Option Plan are not transferable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the 1996 Option Plan, shares subject to canceled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. On July 21, 1998, the Company had outstanding options to purchase 426,100 shares of the Company's Common Stock under the 1996 Option Plan.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE STOCK OPTION PLAN

PROPOSAL NO. 6 -- Approval of the 1998 Non-Executive Directors Stock Option Plan

     At the Annual Meeting, stockholders will be asked to approve the 1998 Non-Executive Director Stock Option Plan (the "Director Plan"), which was adopted by the Board on July 27, 1998, in the form annexed hereto as Exhibit D. The Board believes that stock options are an important incentive for attracting and retaining on the Company's Board the service of individuals of stature who are not otherwise employed by the Company or any subsidiary.

Description of the Plan

     The Directors Plan will be administered by the entire Board of Directors. 25,000 shares of Common Stock will be reserved under the Directors Plan for issuance upon the exercise of stock options. Options will be exercisable upon the date of grant and will expire five years from the date of grant. Upon termination of any director, the options will expire within 2 months of such termination. The exercise price of the option will be the fair market value of the Common Stock on the date of the grant of the option. The number of options and prices at which they are exercisable are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE 1998 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN.

        PROPOSAL NO. 7 -- Ratification of Independent Public Accountants

     The Board of Directors has appointed the firm of BDO Almagor & Co. as independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1998, subject to ratification by the stockholders.

Change of Auditors

     On June 30, 1998, the Company appointed BDO Almagor & Co. ("Almagor") to re-issue a report on the Company's consolidated financial statements for the year ended December 31, 1997, and stockholders will be voting at the Annual Meeting to ratify the Board's selection of Almagor as the Company's independent accountants for the fiscal year ending December 31, 1998. On July 3, 1998, Schneider Ehrlich & Wengrover LLP ("SE&W") resigned as independent auditors of the Company by mutual agreement.

     During the fiscal years ended December 31, 1997 and 1996 and the period between January 1, 1998, up to and including the day of its resignation, there were no disagreements between the Company and SE&W on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which if not resolved to SE&W's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. SE&W's report on the financial statements of the Company for such fiscal years indicated that substantial doubt exists regarding the Company's ability to continue as a going concern.

     The audit of Almagor as the Company's independent accountants did not result in any changes to such financial statements, and the related audit report of Almagor also states that substantial doubt exists regarding the Company's ability to continue as a going concern.

RECOMMENDATION AND VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

                                 OTHER MATTERS

     Management does not intend to present to the meeting any matters other than matters referred to herein, and as of this date Management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                           1999 STOCKHOLDER PROPOSALS

     Undre the rules of the Securities and Exchange Commission, proposals of security holders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than January 15, 1999. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 1999 proxy statement.

                             SOLICITATION OF PROXIES

     The expense of this solicitation, expected to be nominal, will be borne by the Company. Solicitation will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company may make solicitations of proxies by telephone or telecopier. The Company may also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for their expenses in so doing.

                              ADITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission is available on request by writing to Mr. Robert Friedman of the Company, TTR Inc, 1841 Broadway, New York, New York 10023.

                                    Exhibit A

        Proposed Amendment to the Company's Certificate of Incorporation

     Paragraph 4 of the Certificate of Incorporation of TTR Inc. is hereby amended in its entirety to read as follows:

          "4. The aggregate number of shares of stock which the corporation shall have the authority to issue is 25,000,000, 20,000,000 of which are shares of Common Stock, each with a par value of $0.001, each entitled to one vote per share, and 5,000,000 of which are shares of Preferred Stock.

          The shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority vested in it. Without limiting the generality of the foregoing, shares in such series shall have voting powers, full or limited, or no voting powers, and shall have such designations, preferences and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in the resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

          No holder of any of the shares of the stock of the corporation, whether now or hereafter authorized and issued, shall be entitled as of right to purchase or subscribe for any unissued stock of any class, or any additional shares of any class to be issued by reason of any issuances of capital stock of the Corporation or any increase of the authorized capital stock of any class of the corporation, or bonds, certificates of indebtedness, debentures, or other securities convertible into stock of any class of the corporation, or carrying any right to purchase stock of any class of the corporation, but any such unissued stock or any such additional authorized issue of any stock or other securities convertible into stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations, or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its discretion."

                                    Exhibit B

                         Proposed By-Laws of the Company

                                     BY-LAWS

                                       of

                                    TTR Inc.

                            (a Delaware corporation)

                                    Article I

                                     Offices

     1.1 The Board of Directors (the "Board") of the corporation shall fix the location of the principal executive office of the corporation at any place within or outside the State of Delaware.

     1.2 The Board may at any time establish branch or subordinate offices at any place or places.

                                   Article II

                            Meetings of Stockholders

     2.1 All meetings of the stockholders for the election of directors shall be held at the principal office of the corporation , at such place as may be fixed from time to time by the Board or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     2.2 Annual Meeting. Annual meetings of stockholders shall be held at such other date and time as shall be designated from time to time by the Board and stated in the notice of the meeting, at which they shall elect by a Board, and transact such other business as may properly be brought before the meetings.

     2.3 Special Meetings. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, at the request of the Board, the Chairman of the Board, the President or the stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the meeting.

     2.4 Notice of Meetings. Written notice of stockholders' meetings, stating the place, date and time of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting on not less than ten (10) nor more than sixty (60) days prior to the meeting.

     When a meeting is adjourned to another place, date or time, written notice need not be furnished of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the date of any adjourned meeting is more than thirty
(30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be furnished in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

     2.5 Business Matter of a Special Meeting. Business transacted at a special meeting of stockholders shall be limited to the purposes stated in the notice.

     2.6 List of Stockholders. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     2.7 Organization and Conduct of Business. The Chairman of the Board, or in his or her absence, the President of the corporation or, in their absence, such person as the Board may have designated or, in the absence of such person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as Chairman of the meeting. In the absence of the Secretary of the corporation, the Secretary of the meeting shall be such person as the Chairman appoints.

     The chairman of any meeting of the stockholders shall determine the order of the business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of the discussion as seems to him or her in order.

     2.8 Quorum and Adjournments. Except where otherwise provided by law or by the Certificate of Incorporation or these By-Laws, the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to have less than a quorum if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.

     2.9 Voting Rights. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

     2.10 Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or the Certificate of Incorporation or these

By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

     2.11 Record Date for Stockholder Notice and Meeting. For purposes of determining the stockholders entitled to notice of any meeting or to vote, or entitled to receive payment of any divided or other distribution, or entitled to exercise any right in respect of any change, conversion or exchange of stock for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before any other action.

     If the Board does not fix a record date, the record date of determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of the business on the business day next preceding the day on which the meeting is held.

     2.12 Proxies. Every person entitled to vote for directors or any other matter shall have the right to do so either in person or by one or more agents authorized by written proxy signed by the person and filed with the Secretary of the corporation. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telecopier transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy, by a writing delivered to the corporation stating that such proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of the proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy, unless otherwise provided in the proxy.

     2.13 Action Without a Meeting by Written Consent. Except for the removal of a director, all actions required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office, its principal place of business, or an officer of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

                                   Article III

                                    Directors

     3.1 Number; Qualification. The number of directors shall be determined from time to time by resolution of the Board and the initial Board shall consist of three (3) directors. All directors shall be elected et the annual meeting or any special meeting of the stockholders, except as provided in Section 3.2 of this Article, and each director so elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders.

     3.2 Resignation and Vacancies. A vacancy or vacancies in the Board shall be deemed to exist in the case of the death, resignation or removal of any director, or if the authorized number of directors be increased. Vacancies may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board shall have the power to elect a successor to take office when the resignation is to become effective. If there are no directors in office, then an election of the directors may be held in the manner provided by law.

     3.3 Removal of Directors. Unless otherwise restricted by statute, the Certificate of Incorporation or these By-Laws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors at the annual meeting or any special meeting of the stockholders. In addition, an employee-director whose employment with the Company is terminated for whatsoever reason shall, automatically and without any further action, cease to be a director.

     3.4 Powers. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to

     (a) Select and remove all officers, agents and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the Certificate of Incorporation and with these By-Laws; fix their compensation; and require from them security for faithful service;

     (b) Confer upon any office the power to appoint, remove and suspend subordinate officers, employees and agents;

     (c) Change the location of the principal executive office or the principal business office; cause the corporation to be qualified to do business in any state, territory, dependency or country and conduct business within or without the State of Delaware for the holding of any stockholder meetings, including annual meetings;

     (d) Adopt, make and use a corporate seal; prescribe the forms of certificate of stock; and alter the form of the seal and certificate;

     (e) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, service actually rendered, debt or securities canceled, tangible or intangible property actually received;

     (f) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecation and other evidences of debt and securities;

     (g) Declare dividends from time to time in accordance with law;

     (h) Adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the corporation and its subsidiaries as it may determine; and

     (i) Adopt from time to time regulations not inconsistent with these By-Laws for the management of the corporation's business and affairs.

     3.5 Place of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Delaware.

     3.6 Annual Meetings. The annual meeting of the Board shall be held immediately following the annual meeting of the stockholders and no notice of such meeting shall be necessary to the Board, provided, a quorum shall be present. The annual meeting shall be the purposes of organization, and an election of officers and the transaction of other business.

     3.7 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

     3.8 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the President, or a majority of the Board upon one (1) day's notice to each director.

     3.9 Quorum and Adjournments. At all meetings of the Board, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action is approved by at least a majority of the required quorum for that meeting.

     3.10 Action Without a Meeting. Unless otherwise restricted by the Certificate of incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

     3.11 Telephone Meetings. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.12 Waiver of Notice. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or its commencement. Al such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     3.13 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed for attendance at each meeting of the Board or a stated salary as director or other compensation. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     3.14 Rights of Inspection. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney and includes the right to copy and obtain abstracts.

                                   Article IV

                             Committees of Directors

     4.1 Selection. The Board may, by resolution passed by a majority of the entire board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

     In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

     4.2 Powers. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the By-Laws of the corporation; and, unless the resolution or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

     4.3 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

                                    Article V

                                    Officers

     5.1 Officers Designated. The officers of the corporation shall be chosen by the Board and shall be a President, a Chief Executive Officer, a Secretary and a Treasurer. The Board may also choose a Chairman of the Board, one or more vice-presidents, and one or more assistant Secretaries and Treasurers. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws otherwise provide.

     5.2 Appointment of Officers. The Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or
5.5 of this Article, shall be appointed by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     5.3 Subordinate Officers. The Board may appoint, and may empower the President to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board may from time to time determine.

     5.4 Removal and Resignation of Officers. Subject to the rights, if any, of any officer under any contract or employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board, at a special meeting of the Board, or, except in the case of an officer chosen by the Board, by any officer upon whom power of removal may be conferred by the Board.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     5.5 Vacancies in Office. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office.

     5.6 Compensation. The salaries of all officers of the corporation shall be fixed from time to time by the Board and no officer shall be prevented from receiving a salary because he or she is also a director of the corporation.

     5.7 Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, perform such other powers and duties as may be assigned to him from time to time by the Board.

     5.8 The President. Subject to such supervisory powers, if any, as may be given to the Chairman of the Board, if there be such an officer, the President or the Chief Executive Officer of the corporation, as the Board shall decide, shall preside at all meetings of the stockholders and the Board, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the corporation.

     5.9 The Vice President. The Vice-President (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall, in the absence of the President or the Chief Executive Officer or, in the event of the President's or Chief Executive Officer's disability or refusal to act, perform the duties of the President or the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President or the Chief Executive Officer, as the case may be. The vice-presidents shall perform such other duties and have such other powers as may from time to time be prescribed for them by the Board, the President, the Chief Executive Officer, the Chairman of the Board or these By-Laws.

     5.10 The Secretary. The Secretary shall attend all meetings of the Board and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committee when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board or the President, under whose supervision he or she shall act. The Secretary shall have custody of the corporate seal of the corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, the seal may be attested by his or her signature or by the signature of such assistant secretary. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, as determined by a resolution of the Board, a share register, or a duplicate share register, showing the names of all the stockholders and their addresses, the number and classes of shares held by each, the number and date of the certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     5.11 The Assistant Secretary. The assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

     5.12 The Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board. The Secretary shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as Treasurer and of the financial condition of the corporation.

     5.13 The Assistant Treasurer. The assistant Treasurer, or if there shall be more than one, the assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

                                   Article VI

                             Certificates for Shares

     6.1 Certificates for Shares. The shares of the corporation shall be represented by a certificate or shall be uncertificated. Certificates shall be signed by, or in the name of the corporation by, the Chairman of the board of directors, or the President or a Vice-President, and by the Treasurer or an assistant Treasure, or the Secretary or an assistant Secretary of the corporation.

     Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by the General Corporation Law of the State of Delaware or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     6.2 Signature on Certificates. Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     6.3 Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

     6.4 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividend, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

     6.5 Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting: provided, however, that the Board may fix a new record date for the adjourned meeting.

     6.6 Lost Certificates. The Board may direct a new certificate or certificates be issued to replace any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that face by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   Article VII

                                     Notices

     7.1 Notices. Whenever, under the provisions of the statutes or the Certificate of Incorporation or these By-Laws, notice is required to be given to any director or stockholder it shall be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the corporation, with the postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, telephone or facsimile.

     7.2 Waiver. Whenever any notice is required to be given under the provisions of the statutes or the Certificate of Incorporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  Article VIII

                                General Provision

     8.1 Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

     8.2 Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conductive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     8.3 Annual Statement. The Board shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     8.4 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

     8.5 Corporate Seal. The Board shall provide a suitable corporate seal, containing the name of the corporation, which seal shall be in the care of the Secretary.

     8.6 Execution of Corporate Contracts and Instruments. The Board, except as otherwise provided in these By-Laws, may authorize any officer, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer or agent shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

                                   Article IX

                                   Amendments

     In addition to the right of the stockholders of the corporation to make, alter, amend, change, add to or repeal the By-Laws of the corporation, the Board shall have the power (without the assent or vote of the stockholders) to make, alter, amend, change add to or repeal the By-laws of the corporation.

                                    Exhibit D

                    Non-Executive Directors Stock Option Plan

                             Non-Executive Director

                              Stock Option Plan of

                                    TTR INC.

1.   Purpose

     The purpose of this Non-Executive Director Stock Option Plan (the "Director Plan") is to provide a means by which each director of TTR INC. (the "Company") who is not an employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") will be given an opportunity to purchase Common Stock, par value $0.001, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.   Administration

     (a) The Director Plan shall be administered by the Board of Directors (the "Board") of the Company.

     (b) All option awards under the Director Plan shall be in the Board's discretion. All questions of interpretation of the Director Plan or of any option issued under it shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the Director Plan. All determinations shall be made by a majority of the Board. Any determination reduced to writing and signed by all of the members of the Board shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.   Shares Subject to Plan

     Subject to the provisions of Section 10 hereof, the shares that may be acquired pursuant to options granted under the Director Plan shall not exceed in the aggregate 25,000 shares of the Company's Common Stock.

     The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.   Eligibility

     Options shall be granted to Non-Executive Directors serving on the Board of Directors of the Company.

5.   Limitation on Grants

     In no event will the grant amount, that is, the amount determined by multiplying the number of shares with respect to which options have been granted by the Fair Market Value (as defined in Section 6) of the Company's Common Stock on the date of grant, exceed $100,000 with respect to an annual grant to a Non-Executive Director. To the extent the grant amount exceeds the foregoing limitations, the number of shares subject to the Option to be granted to the Non-Executive Director will be reduced accordingly.

6.   Option Provisions

     Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director of the company terminates for any reason whatsoever. In the event of such termination of service, the option shall terminate for Non-Executive Directors, on the earlier of the Expiration Date or the date two (2) months following the date of termination of service as a Director. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Executive Director only as to that number of shares as to which it was exercisable on the date of termination of such service, in accordance with the provisions hereunder.

     (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of common stock shall mean (i) if the common stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the counter market and quotations are published on the NASDAQ quotations system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker - dealer which regularly furnishes price quotations for the Common Stock; or (iv) if the Common Stock is not traded on a securities exchange or the over-the-counter market, the valuation accorded to each share by the Company's Board.

     (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash at the time of exercise; or

          (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

          (iii) Payment by a combination of the methods of payment specified in subsections 6-(c) (i) and 6-(c) (ii) above.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

     (e) All options granted under the Director plan shall be non-qualified stock options, which do not qualify as incentive stock options within the meaning of Section 422, or any successor section, of the Internal Revenue Code of 1986, as amended.

7.   Right of the Company to Terminate Services as a Non-Executive Director

     Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director any right to continue in the service of the company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non- Executive Director at any time, with or without cause or entitle the Non-Executive Director to be nominated for re-election as a director.

8.   Nonalienation of Benefits

     No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or the person entitled to such benefit.

9.   Adjustments Upon Changes in Capitalization

     The stock option Agreements evidencing options may contain such provisions as the Board shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding common stock, the aggregate number and class of shares available under the Director plan and the number of shares subject to grants pursuant to Section 6 hereof shall be appropriately adjusted by the Board, whose determination shall be conclusive and binding on all persons.

10.  Termination and Amendment

     Unless the Director plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after July, 2008. The Board may at any time, but not more than once every six months except to comply with the changes in applicable law, amend, alter, suspend or terminate the Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participants under the Director Plan or (iv) materially change the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding stock option agreement may, without the consent of the Non-Executive Director to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

11.  Effectiveness of the Plan

     The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore granted thereunder shall be and become null and void.

12.  Government and Other Regulations

     The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and approvals by the governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any stock exchange on which the Common Stock may be listed.

13.  Governing Law

     The Director Plan Shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Exhibit C

                Proposed Amendment to the 1996 Stock Option Plan

     The text of existing Paragraph 7 of the 1996 Stock Option Plan, a copy of which is provided below, is hereby deleted in its entirety and in place thereof, a new text of Paragraph 7 as provided below is inserted:

                        TEXT OF PARAGRAPH 7 TO BE DELETED

" 7. Restrictions on Exercise; Termination of Employment; Death: No option shall be exercisable in whole or in part prior to 12 months from the date it was granted. Subject to the rights of cumulation provided in the last sentence of this subdivision, each Option shall be exercisable as to not more than one fourth of the total number of shares covered thereby during each 12 month period commencing 12 months from the date of the granting of the Option until the shares covered by the Option shall have been purchased. The Board of Directors may, however, provide for the exercise of Option after the initial 12 month period, either as to an increased percentage of shares per year or as to all remaining shares, if the option holder shall, with the approval of the Company, retire. No Option shall be exercisable after the expiration of 10 years from the date it was granted. During the lifetime of the option holder, the Option shall be exercisable only by the option holder and shall not be assignable or transferable by the option holder and no other person shall acquire any rights therein. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than 10 years from the date the Option is granted.

     In the event that an option holder shall cease to be employed by the Company or its subsidiaries for any reason other than his death and shall no longer be in the employ of any of them, subject to the condition that no Option shall be exercisable after the expiration of 10 years from the date it is granted, such option holder shall have the right to exercise the Option at any time within 3 months after such cessation to the extent his rights to exercise such Option had accrued pursuant to the provisions of the Plan and had not previously been exercised at the date of such termination. If the option holder shall die while in the employ of the Company or a subsidiary or within a period of three months after the termination of all employment with the Company and its subsidiaries and shall have not fully exercised the Option, an Option may be exercised, subject to the condition that no Option shall be exercisable after the expiration of ten years from the date it was granted, to the extent that such option holder's right to exercise such Option had accrued pursuant to this Plan at the time of his death and had not previously been exercised, at any time within 6 months after the option holder's death, by the executors or administrators of the option holder or by any person or persons who shall have acquired the Option directly from the option holder by bequest or inheritance. No Option shall be transferable by the option holder otherwise than by will or the laws of descent and distribution."

                     TEXT OF NEW PARAGRAPH 7 TO BE INSERTED

" 7. Acceleration, Extension, Etc.; Effect of Termination of Employment or other Relationship. The Board of Directors or the Committee may, in its sole discretion (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised, provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the 1934 Exchange Act (if applicable to such Option).

     Except as otherwise determined by the Board of Directors or the Committee at the date of the grant of the Option, and subject to the provisions of the Plan, an optionee may exercise an Option at any time within one (1) year (or within such lesser period as may be specified in the applicable option agreement) following termination of the optionee's employment or other relationship with the Company if such relationship was due to the death or Disability of the optionee but in no event later than the expiration date of the Option. Except as otherwise determined by the Board of Directors or the Committee at the date of the grant of an Option, if the termination of the optionee's employment or other relationship is for any other reason the Option shall expire immediately upon such termination. For all purposes of the Plan and any option granted hereunder, "Disability" shall have the meaning set forth in the employment agreement between the optionee and the Company, and if no such agreement shall exist or if such term is not defined in such agreement, the term "Disability" shall mean the determination by a physician selected by the Company that the optionee is unable, by reason of physical or mental illness, to perform his duties and responsibilities to the Company for a period of 60 consecutive days or a period in excess of 120 days (whether or not consecutive) during any calendar year during the term of the optionee's employment, or if a court of competent jurisdiction declares the optionee is of unsound mind or otherwise incapable of carrying out his duties and responsibilities to the Company.

                                    TTR INC.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON December 21, 1998
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven L. Barsh and Marc D. Tokayer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of TTR INC., to be held on December 21, 1998, and at any adjournment or adjournments thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as name appears hereon, date and return in the enclosed business reply envelope. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate when signing.

Please provide new address, if applicable.

-------------------------------

-------------------------------

-------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors:          FOR ALL        WITH-          FOR ALL
                                   NOMINEES       HOLD           EXCEPT

Marc D. Tokayer                    [ ]            [ ]            [ ]
Arik Shavit
Dr. Baruch Sollish

IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE(S), MARK THE "FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S) YOU DO NOT WISH TO VOTE FOR. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2. Approval of the Proposal to
change the Company corporate name
to "TTR Technologies Inc."         FOR            AGAINST        ABSTAIN
                                   [ ]            [ ]            [ ]

3. Approval of the Proposal to
amend the Company's Certificate of
Incorporation as provided in
Exhibit A hereto.                  FOR            AGAINST        ABSTAIN
                                   [ ]            [ ]            [ ]

4. Approval of the Proposal
to repeal the Company's By-Laws
and adopt the proposed By-Laws
attached as Exhibit B.             FOR            AGAINST        ABSTAIN
                                   [ ]            [ ]            [ ]

5. Approval of proposal to amend
the 1996 Option Plan to increase
shares reserved thereunder and as
provided in Exhibit C.             FOR            AGAINST        ABSTAIN
                                   [ ]            [ ]            [ ]

6. Approval of the Non-Executive
Directors Stock Option Plan.       FOR            AGAINST        ABSTAIN
                                   [ ]            [ ]            [ ]

7. Ratification of the selection
of BDO Alamgor as independent
auditors.                          FOR            AGAINST        ABSTAIN
                                   [ ]            [ ]            [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 ,5, 6 AND 7 AND FOR THE ELECTION OF THE PERSONS NOMINATED FOR DIRECTORS.

Mark box at right if an address change has been noted on the reverse side of this card.

                                       [ ]


                                               ---------------------------------
Please be sure to sign and date this Proxy.    Date

--------------------------------------------------------------------------------


Stockholder sign here                          Co-owner sign here